SUPPLEMENT DATED FEBRUARY 12, 2003

TO MAY 1, 2002, PROSPECTUSES

for

Flexible Premium Adjustable Variable Life Insurance Policy (Variable Universal Life II)

Issued by Massachusetts Mutual Life Insurance Company

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

(Survivorship Variable Universal Life II)

Issued by Massachusetts Mutual Life Insurance Company

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

(Survivorship Variable Universal Life II)

Issued by C.M. Life Insurance Company

Effective January 31, 2003, Northern Trust Investments, Inc. (“Northern Trust”) replaced Deutsche Asset Management, Inc. (“DAMI”) as the MML Equity Index Fund’s and the MML OTC 100 Fund’s Sub-Adviser. This change resulted from the sale by Deutsche Bank, the parent company of DAMI, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

As a result of this change, “Part III. Investment Options” of the prospectuses for the above policies is revised as follows:

1.	In the “Fund Profiles” section, Northern Trust Investments, Inc., replaces Deutsche Asset Management, Inc. as the MML Equity Index Fund and MML OTC 100 Fund’s sub-adviser.

2.	In “The Investment Advisers and Sub-advisers” section, the following paragraph:

“MassMutual has entered into sub-advisory agreements with Deutsche Asset Management, Inc. (“DAMI”). DAMI managed the investments of the MML Equity Index Fund the MML OTC 100 Fund.”

Is replaced by:

“MassMutual has entered into a sub-advisory agreements with Northern Trust Investments, Inc. Northern Trust Investments, Inc. manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund.”

There are no other changes being made at this time.

February 12, 2003	PS16-02